Exhibit 99.1

Independent Accountants’ Agreed‑Upon Procedures Report

Daimler Truck Financial Services USA LLC (the “Company”)
J.P. Morgan Securities LLC
Deutsche Bank Securities Inc.
Scotia Capital (USA) Inc.
(together, the Specified Parties):

Re: Daimler Trucks Retail Trust 2024-1 – Data Files Procedures

We have performed the procedures described below on the specified attributes in

(i)
an electronic data file entitled “DTRT 2024-1 Prelim. KPMG Asset DT.xls” provided by the Company on February 21, 2024, containing information on 14,240 commercial vehicle receivables as of January 31, 2024 (the “Receivables Data File”), and

(ii)
an electronic data file entitled “DTRT 2024-1 Prelim. KPMG Contract DT.xls,” provided by the company on February 21, 2024, containing certain information related to 6,027 commercial vehicle contracts as of January 31, 2024 (the “Contracts Data File,” together with the Receivables Data File, the “Data Files”), which we were informed are intended to be included as collateral in the offering by Daimler Trucks Retail Trust 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means January 31, 2024.

•
The term “Commercial Vehicle Contract” means a contract related to one or more commercial vehicle receivables originated by dealers and assigned to the Company in connection with the purchase of new and pre-owned Daimler Truck and non-Daimler Truck vehicles by obligors.

•	The term “Commercial Vehicle Receivables” means the individual vehicle receivables included in a Commercial Vehicle Contract.

•
The term “Sales Agreement” means the original, photocopy, or facsimile of the legal document or documents (i.e., installment sales contract, note and security agreement, commitment letter, or request for advance) related to a Commercial Vehicle Contract, provided by the Company. We make no representation regarding the execution of the Sales Agreement by the obligor.

•	The term “Payment Schedule Addendum” means an addendum attached to the Sales Agreement containing obligor payment details.

•	The term “Property Schedule Addendum” means an addendum attached to the Sales Agreement containing a list of Commercial Vehicle Receivables associated with the Sales Agreement.

•	The term “ALFA” means the Company’s retail portfolio management system used to track and account for its Commercial Vehicle Receivables.

•	The term “Payment Modification Agreement” means an agreement that contains updated payment terms of the Sales Agreement.

•
The term “Retail Dealer Transaction Summary” means documents provided by the dealer to the Company which include original principal balance, interest rate, and new/used classification for vehicles included in the Commercial Vehicle Contract.

•
The term “Amortization Schedule” means an amortization of the amount financed based both on interest and principal payments received in the past and expected future principal and interest payments for the Sample Commercial Vehicle Contract.

•	The term “Modification Letter” means a letter from the Company to the obligor confirming modified information from the Sales Agreement.

•
The “Substitution of Collateral Agreement” means the original, photocopy, or facsimile of the document related to the substituted vehicle(s) in the Commercial Vehicle Contracts, provided by the Company.

•	The term “DealerTrack” means the third-party title management system used by the Company for the vehicle title management.

•
The term “Title Document” means the Certificate of Title, Notice of Lien Application, Notice of Security Interest or Lien Filing, Notice of Recorded Lien, Notice of Lien Perfection, Lien Holders Release Forms, Vehicle Registration, Tax Commission, Electronic Title Copy, title screenshot from DealerTrack, Certificate of Origin for a Vehicle, Application for Title, or Title and Registration Receipt.

•
The term “Receivable File” means any file containing the following documents for each Sample Receivable (defined below): the Sales Agreement, Payment Schedule Addendum, Property Schedule Addendum, ALFA, Payment Modification Agreement, Retail Dealer Transaction Summary, Amortization Schedule, Modification Letter, Substitution of Collateral Agreement, and/or Title Document provided by the Company.

2

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit C.

•	The term “Provided Information” means the Cutoff Date, Instructions, and Receivable Files.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 100 Commercial Vehicle Contracts from the Contracts Data File (the “Sample Commercial Vehicle Contracts”), as listed in Exhibit A. For each Sample Commercial Vehicle Contract, we compared the VIN numbers contained in the Sales Agreement, Property Schedule Addendum, Title Document, or Modification Letter, to the “PCD_VIN” field in the Receivables Data File. We identified 207 Commercial Vehicle Receivables included in the Sales Agreements, Property Schedule Addendums, Title Documents, and Modification Letters for the 100 Sample Commercial Vehicle Contracts.

For each Sample Commercial Vehicle Contract, we randomly selected one (1) active Commercial Vehicle Receivable, resulting in 100 Commercial Vehicle Receivables (the “Sample Commercial Vehicle Receivables”), as listed in Exhibit B.

For purpose of these procedures, the Company did not inform us as to the basis for how they determined the number of Commercial Vehicle Contracts that we were instructed to randomly select from the Contracts Data File, nor the basis for randomly selecting a Commercial Vehicle Receivable for each Sample Commercial Vehicle Contract.

B.
For each Sample Commercial Vehicle Contract and Sample Commercial Vehicle Receivable, we compared the specified attributes in the Contracts Data File or the Receivables Data File, respectively, listed below to the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the specified attributes from the Contracts Data File or the Receivables Data File to the Receivable File, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Sample Commercial Vehicle Contracts

Attributes	Receivable File/Instructions
Customer Account Number	ALFA
Current Maturity Date	ALFA
Obligor State	ALFA
Next Payment Due Date	ALFA and Instructions
Current Principal Balance	ALFA and Instructions
Customer Segment	ALFA and Instructions
Balloon Amount	ALFA, Amortization Schedule, and Instructions
Origination Date	Sales Agreement
Original Principal Balance	Sales Agreement
Interest Rate	Sales Agreement
Monthly Payment Amount	Sales Agreement, Payment Schedule Addendum, Payment Modification Agreement, ALFA
Number of Scheduled Payments	Sales Agreement, Payment Schedule Addendum
Payment Frequency	Sales Agreement, Payment Schedule Addendum, and Instructions

3

Sample Commercial Vehicle Receivables

Attributes	Receivable File/Instructions
Legal Owner or Lien Holder Name	Title Document and Instructions
Vehicle Age Classification (Model Year)	Sales Agreement, Property Schedule Addendum, Title Document, Payment Modification Agreement, Substitution of Collateral Agreement
Vehicle Identification Number (“VIN”)	Sales Agreement, Property Schedule Addendum, Title Document, Modification Letter, Substitution of Collateral Agreement
New/Used	Sales Agreement, Property Schedule Addendum, Retail Dealer Transaction Summary, Modification Letter
Equipment Type	ALFA, Sales Agreement, Property Schedule Addendum, and Instructions

We found such information to be in agreement except as listed in Exhibit D.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

4

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Commercial Vehicle Contracts and Commercial Vehicle Receivables being securitized, (iii) the compliance of the originator of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
April 3, 2024

5

Exhibit A

The Sample Commercial Vehicle Contracts

Sample Commercial Vehicle Contract Number	Contract Number (*)	Sample Commercial Vehicle Contract Number	Contract Number (*)	Sample Commercial Vehicle Contract Number	Contract Number (*)
1	35	35	1978	69	4137
2	46	36	1989	70	4384
3	62	37	2034	71	4413
4	140	38	2050	72	4441
5	185	39	2084	73	4522
6	260	40	2176	74	4587
7	266	41	2435	75	4616
8	310	42	2499	76	4858
9	427	43	2504	77	4934
10	468	44	2511	78	4988
11	522	45	2621	79	5054
12	558	46	2652	80	5157
13	669	47	2835	81	5174
14	701	48	2842	82	5248
15	765	49	2875	83	5322
16	1020	50	2906	84	5354
17	1139	51	3008	85	5378
18	1263	52	3166	86	5394
19	1295	53	3228	87	5404
20	1343	54	3244	88	5472
21	1473	55	3483	89	5477
22	1481	56	3568	90	5508
23	1530	57	3624	91	5547
24	1568	58	3661	92	5572
25	1634	59	3765	93	5574
26	1665	60	3771	94	5716
27	1698	61	3835	95	5735
28	1701	62	3875	96	5854
29	1708	63	3938	97	5891
30	1745	64	4003	98	5898
31	1758	65	4049	99	5915
32	1785	66	4061	100	5916
33	1828	67	4079
34	1912	68	4093

(*)	Representing the sequential number of the Commercial Vehicle Contract appearing in the Contracts Data File.

A-1

Exhibit B

The Sample Commercial Vehicle Receivables

Sample Commercial Vehicle Receivable Number	Receivable Number (*)	Sample Commercial Vehicle Receivable Number	Receivable Number (*)	Sample Commercial Vehicle Receivable Number	Receivable Number (*)
1	46	35	3425	69	9776
2	67	36	3438	70	10343
3	99	37	3559	71	10383
4	206	38	3619	72	10434
5	267	39	3761	73	10609
6	367	40	4031	74	10770
7	373	41	4828	75	10804
8	453	42	5033	76	11368
9	716	43	5051	77	11608
10	777	44	5074	78	11702
11	887	45	5370	79	11874
12	936	46	5501	80	12151
13	1284	47	6128	81	12181
14	1359	48	6169	82	12338
15	1449	49	6359	83	12475
16	1874	50	6486	84	12533
17	2057	51	6783	85	12580
18	2221	52	7208	86	12598
19	2287	53	7401	87	12620
20	2357	54	7508	88	12784
21	2541	55	8173	89	12793
22	2558	56	8447	90	12866
23	2631	57	8557	91	12954
24	2683	58	8607	92	13030
25	2772	59	8958	93	13032
26	2839	60	8968	94	13291
27	2887	61	9192	95	13344
28	2896	62	9263	96	13739
29	2905	63	9400	97	13798
30	2959	64	9524	98	13808
31	3000	65	9615	99	13896
32	3127	66	9647	100	13899
33	3182	67	9682
34	3317	68	9706

(*)	Representing the sequential number of the Commercial Vehicle Receivable appearing in the Receivables Data File.

B-1

Exhibit C

Attribute	Instructions

Next Payment Due Date
If there was a payment posted in ALFA after the Cutoff Date, and the Next Payment Due Date in the Contracts Data File is one (1) month before the Next Payment Due Date reflected in ALFA, deem the Next Payment Due Date to be in agreement.

If the Next Payment Due Date was not available in ALFA due to the contract termination after the Cutoff Date, compare the Next Payment Due Date to the respective payment date in the month following the “Paid-to Date” reflected in ALFA.

Current Principal Balance
If the Current Principal Balance in the Contracts Data File does not agree with the information in ALFA, recompute the Current Principal Balance by adding the principal amount from all payments, principal balance reduction, and/or manual payment reallocation amounts posted in ALFA after the Cutoff Date to the Current Principal Balance listed in ALFA.

Customer Segment
Consider Sample Commercial Vehicle Contracts to be “Small Business,” “Fleet,” or “Pledgeline Business” if the Miscellaneous screen within ALFA indicated, respectively:
–         Owner Operator or Small Fleet
–         Medium Fleet, Large Fleet, X-Large Fleet, or Mega Fleet
–         or Dealer Customer Leasing Company, Dealer Customer Non-Daimler, or Deal Customer Daimler Independent

Balloon Amount
Perform procedures for Balloon Amount if the “PCD_BALLOON_IND” filed in the Contracts Data File indicated “Y.” For Sample Commercial Vehicle Contracts for which the Balloon Amount in the Contracts Data File does not agree with the information in ALFA, compare the Balloon Amount to the payment amount in the last period of the Amortization Schedule.

Payment Frequency	Payment Frequency of “1” in the Contracts Data File means monthly payment frequency.

Legal Owner/Lien Holder Name
Observe that the Company’s name appears in the Title Document as the Legal Owner or Lien Holder. Consider variations due to spelling, abbreviation, or truncation of the full legal name to be acceptable, to the extent such variation refers to “MERCEDES BENZ” or "Daimler.”
For Sample Commercial Vehicle Receivables #59, #83, and #90, for which the Customer Segment is “Pledgeline Business”, the Company informed us that, this Commercial Vehicle Receivable is part of the Company's Pledgeline program, whereby the Pledgeline customer's name must be listed as the primary or only lienholder on the vehicle. As such, for Sample Commercial Vehicle Receivables #59, #83, and #90, the Company instructed us to deem Pledgeline's customer name to be acceptable lienholder's name on the Title Document. This was not deemed as exception.

Equipment Type	Consider the terms “Truck” and “Tractor” to be interchangeable in the Receivables Data File, Sales Agreement, and Property Schedule Addendum.

C-1

Exhibit D

Exception List

Sample Commercial Vehicle Receivable Number	Receivable Number	Attribute	Per Receivables Data File	Per Receivable File
94	13291	New/Used	Used	New

D-1